UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

Loral Space & Communications Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-14180	87-0748324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Fifth Avenue, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 697-1105

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock	LORL	Nasdaq Global Select Market
Preferred Stock Purchase Rights		Nasdaq Global Select Market

Item 8.01 Other Events.

Loral Space & Communications Inc. (“Loral”) has been informed by Telesat Canada (“Telesat”) of recent developments regarding the possibility of a financing transaction for the development of Telesat Lightspeed, Telesat’s low-earth-orbit satellite system (the “Potential Financing Transaction”). The Potential Financing Transaction, if consummated, would occur following the pending Transaction described in Loral’s proxy statement dated June 30, 2021 (the “Proxy Statement”).

The Special Meeting of Loral Stockholders at which stockholders will be asked to vote on the Transaction is scheduled to be held on August 9, 2021, at 10:00 a.m. eastern time. In light of the Potential Financing Transaction, the Special Meeting will be convened as scheduled, but will be immediately adjourned without conducting any other business in order to provide stockholders with the opportunity to receive and consider additional information that is anticipated to be disclosed with respect to the Potential Financing Transaction before voting on the Transaction.

The Special Meeting will be reconvened and held virtually on Monday, August 23, 2021, at 10:00 a.m. eastern time. Ample time should be allowed for the check-in procedures. The record date of the Special Meeting, June 10, 2021, remains unchanged.

As of the close of business on Friday, August 6, 2021, Loral had received sufficient proxies to adopt each of the three proposals being submitted to the Loral stockholders for their approval at the Special Meeting, including receipt of the Disinterested Stockholder Vote approving the Transaction Proposal (as such terms are defined in the Proxy Statement”). There can be no assurances that such proxies will not be revoked or that the voting totals will not change at or prior to the reconvening of the adjourned Special Meeting. Loral does not intend to provide updated voting results prior to the reconvening of the adjourned Special Meeting. Stockholders who have previously cast their votes do not need to vote again. Stockholders may also revoke their proxies or change their votes by following the procedures described in the Proxy Statement. Stockholders who have not yet voted are encouraged to submit their proxies prior to the date on which the Special Meeting is reconvened. Stockholders will also be able to vote their shares electronically during the reconvened Special Meeting.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this report, the words “believes,” “expects,” “plans,” “may,” “will,” “would,” “could,” “should,” “anticipates,” “estimates,” “project,” “intend” or “outlook” or other variations of these words or other similar expressions are intended to identify forward-looking statements and information. In addition, Loral or its representatives have made or may make forward-looking statements, orally or in writing, which may be included in, but are not limited to, various filings made from time to time with the Securities and Exchange Commission (“SEC”), and press releases or oral statements made with the approval of an authorized executive officer of Loral. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties which are described as “Risk Factors” in Loral’s current Annual Report on Form 10-K and in Loral’s Quarterly Reports on Form 10-Q. The reader is specifically referred to these documents, as well as Loral’s other filings with the SEC. Risks and uncertainties include but are not limited to (1) risks associated with financial factors, including swings in the global financial markets, increases in interest rates and access to capital; (2) risks associated with satellite services, including dependence on large customers, launch delays and failures, in-orbit failures and competition; (3) risks and uncertainties associated with Telesat Lightspeed, including overcoming technological challenges, access to spectrum and markets, governmental restrictions or regulations to address environmental concerns, raising sufficient capital to design and implement the system and competition from other low-earth-orbit systems; (4) regulatory risks, such as the effect of industry and government regulations that affect Telesat; (5) risks related to the satisfaction of the conditions to closing the previously disclosed integration transaction (the “Transaction”) contemplated by the Transaction Agreement with Public Sector Pension Investment Board and Telesat in the anticipated timeframe or at all, including the failure to obtain necessary regulatory and stockholder approvals; (6) risks relating to the inability or failure to realize the anticipated benefits of the Transaction; (7) risks of disruption from the Transaction making it more difficult to maintain business and operational relationships; (8) risks relating to the incurrence of significant transaction costs and unknown liabilities, including litigation or regulatory actions related to the Transaction; and (9) other risks, including risks relating to and resulting from the COVID-19 pandemic. The foregoing list of important factors is not exclusive. Furthermore, each of Telesat and Loral operate in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond Telesat’s or Loral’s control. These risks, as well as other risks associated with Loral, Telesat

Corporation (“Telesat Corporation”), Telesat Partnership L.P. (“Telesat Partnership”) and the Transaction are also more fully discussed in the Registration Statement on Form F-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form F-4”), which was first publicly filed with the SEC by Telesat Corporation and Telesat Partnership on April 26, 2021 and declared effective by the SEC on June 30, 2021, a definitive proxy statement, which was filed by Loral with the SEC on June 30, 2021 (the “Proxy Statement”), and the prospectus, which was filed by Telesat Corporation and Telesat Partnership on June 30, 2021 (the “Prospectus”).

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Proxy Statement and the Prospectus will also be filed with the applicable Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LORAL, TELESAT, TELESAT CORPORATION, TELESAT PARTNERHSIP AND THE TRANSACTION. Investors and security holders are able to obtain these materials and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the Proxy Statement and the Prospectus may be obtained free of charge from Telesat’s internet website for investors www.telesat.com/investor-relations, or from Loral’s investor relations website at www.loral.com/Investors. Investors and security holders may also read and copy any reports, statements and other information that Loral, Telesat, Telesat Corporation or Telesat Partnership files with the SEC on the SEC’s website at www.sec.gov.

Participants in the Solicitation of Votes

Loral, Telesat, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Loral in respect of the proposed Transaction. Information regarding Telesat directors and executive officers is available in its Form 20-F for the year ended December 31, 2020 filed by Telesat on SEDAR at www.sedar.com on March 4, 2021, and information regarding Loral’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021 and in its proxy statement for Loral’s annual meeting for 2020 filed with the SEC on May 20, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement, the Prospectus and other relevant materials filed or to be filed with the SEC and the Canadian securities regulators.

For more information regarding these and other risks and uncertainties that Loral may face, see the section entitled “Risk Factors” in Loral’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Telesat may face, see the section entitled “Risk Factors” in Telesat’s Form 20-F and Form 6-K filings with the SEC and as otherwise enumerated herein or therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Loral Space & Communications Inc.

Date: August 6, 2021	By:	/s/ Avi Katz
Avi Katz
President, General Counsel and Secretary

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